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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2003


                                   ----------

                            ODYSSEY HEALTHCARE, INC.

             (Exact name of registrant as specified in its charter)


            TEXAS                       000-33267               43-1723043
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

  717 NORTH HARWOOD STREET,
         SUITE 1500
        DALLAS, TEXAS                                              75201
    (Address of principal                                       (Zip code)
      executive offices)

       Registrant's telephone number, including area code: (214) 922-9711

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)               Exhibits.

                  99.1     Transcript of conference call on February 25, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

         On February 25, 2003, Odyssey HealthCare, Inc. held a conference call to discuss its fourth quarter and year end 2002 earnings. A transcript of the conference call is attached as Exhibit 99.1 to this report and is incorporated into this Item 9 by reference.

LIMITATION ON INCORPORATION BY REFERENCE.

         In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ODYSSEY HEALTHCARE, INC.



Date: February 26, 2003                By: /s/ DOUGLAS B. CANNON
                                          --------------------------------------
                                          Douglas B. Cannon
                                          Senior Vice President
                                          and Chief Financial Officer



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                                INDEX TO EXHIBITS

EXHIBIT NO.                             DESCRIPTION
-----------                             -----------
    99.1        Transcript of conference call on February 25, 2003.